UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05642

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-677-3863

Date of fiscal year end:   August 31

Date of reporting period:  August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1—Report to Shareholders

Annual Report

August 31, 2007

MRF

American Income
Fund

American Income Fund

Fund Objective

American Income Fund, Inc., (the "fund") is a closed-end investment fund that invests in fixed-income securities, primarily in mortgage-backed securities. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund's investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund's investments.

Table of Contents

1	Fund Overview

5	Financial Statements

9	Notes to Financial Statements

17	Schedule of Investments

25	Report of Independent Registered Public Accounting Firm

26	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Fund OVERVIEW

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2007

*The blended benchmark for American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). Index performance is for illustrative purposes only and does not reflect any fees or expenses. The indices are unmanaged and are not available for direct investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for one-year, five-year, and ten-year periods ended August 31, 2007, were 6.32%, 5.91%, and 6.45%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

American Income Fund 2007 Annual Report

Fund OVERVIEW continued

Fund Management

Chris Neuharth, CFA

is responsible for the management of the mortgage portion of the fund. He has 26 years of financial experience.

John Fruit, CFA

is responsible for the management of the high-yield portion of the fund. He has 19 years of financial experience.

Economy Slows to a Crawl

As 2007 progressed, the domestic economy stagnated as the downturn in housing began to affect the broader economy and the financial markets. Credit availability tightened across many fronts: mortgage underwriting standards became tougher; certain commercial paper programs faced difficulties in securing financing for maturing debt; and financing terms for hedge funds and other leveraged investors became much more stringent. Despite the weaker trajectory of the economy, the Fed retained its inflation-fighting bias and attempted to provide liquidity by cutting the discount rate and expanding financing only when the capital markets began to seize up toward the end of the summer. As we head into the third quarter of 2007, probabilities of a recession have grown, and we anticipate that the Fed will respond with multiple rate cuts in both late 2007 and early 2008. Rates have already dropped significantly in anticipation of a lower Fed funds target rate.

Mortgage and corporate credit risk began to reprice in earnest in late June as concerns over the liquidity of the U.S. financial system escalated quickly, and at times indiscriminately, as investors were quick to pare back all types of risky assets.

Returns in Line with Benchmark

For the 12-month period ended August 31, 2007, American Income Fund earned a total return of 6.32% based upon its market price and 4.68% on its NAV, which were generally in line with the blended benchmark1 return of 5.78%. The fund is managed with allocations to both mortgage-backed securities and high yield, both of which generally performed fairly well until the market began its deleveraging cycle this past summer. We had long fretted over expensive valuations in high yield and poor credit fundamentals in nonagency mortgage products and had defensively limited our exposure to both and reduced our overall portfolio leverage, which cushioned the blow as these sectors came under pressure. The portfolio held very small positions of unseasoned prime and subprime mortgage securities, where the brunt of the underperformance was felt in the mortgage sector. We managed the portfolio duration toward the long end of its three- to five-year range, which also helped performance amid the fall in rates.

1  This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (EMG) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144A securities are also included. These indices are unmanaged and do not include any fees or expenses in their total return calculations, and are not available for direct investment.

American Income Fund 2007 Annual Report

Portfolio Poised to Take Advantage of Lower-Rated, Higher-Yielding Securities

With the large adjustment in the price of risk on nonagency mortgage paper, we have been focusing on adding prime and near-prime securities at what we feel are very compelling valuations. Thus far, we have focused on higher-rated securities but anticipate seeing a good entry point to add lower-rated product over the coming quarters. Accordingly, we have increased our portfolio leverage in response to this opportunity and expect the earning capability of the portfolio to expand with the combination of higher-yielding assets and lower short-term borrowing costs should the Fed continue to lower rates as we expect.

Maintaining a Defensive Posture on High Yield

We remain defensive on high yield as the market faces a very large calendar of new debt stemming from leveraged buyout-related financing, which is set to hit the market this fall. This, combined with growing fears of an economic slowdown, will more than likely keep high-yield spreads elevated and argues for maintaining a defensive posture over the near- to intermediate- term. We expect to maintain our long duration bias so long as the economic outlook remains cloudy and our expectations for Fed rate cuts remain intact.

Portfolio Allocation

As a percentage of total assets on August 31, 2007

U.S. Government Agency Mortgage-Backed Securities	33%
CMO – Private Mortgage-Backed Securities	24%
High Yield Corporate Bonds	19%
CMO – U.S. Agency Mortgage-Backed Securities	9%
Asset-Backed Securities	6%
Investment-Grade Corporate Bonds	3%
Municipal Bonds	1%
Other Assets	5%
100%

CMO: Collateralized Mortgage Obligation

American Income Fund 2007 Annual Report

Fund OVERVIEW concluded

Thank you for your continued confidence in the fund

We remain dedicated to working on your behalf to provide you with an investment that generates a reliable stream of income while providing a competitive total return. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

Chris Neuharth
Managing Director, Securitized Debt
FAF Advisors, Inc.

John Fruit
Managing Director, High Yield
FAF Advisors, Inc.

American Income Fund 2007 Annual Report

Financial STATEMENTS

Statement of Assets and Liabilities August 31, 2007

Assets:
Investments in unaffiliated securities, at value (cost: $103,217,348) (note 2)	$101,515,111
Investment in affiliated money market fund, at value (cost: $485,946) (note 3)	485,946
Receivable for investments sold	4,722,983
Receivable for accrued interest	914,109
Receivable for futures variation margin (note 2)	26,406
Receivable for swap agreements	105,003
Prepaid expenses and other assets	15,259
Total assets	107,784,817
Liabilities:
Payable for securities purchased	5,394,727
Payable for securities purchased on a when issued basis (note 2)	4,051,250
Payable for reverse repurchase agreements (note 2)	16,378,953
Payable for investment advisory fees (note 3)	45,056
Payable for administrative fees (note 3)	6,932
Payable for professional fees	20,324
Payable for transfer agent fees	1,946
Payable for interest expense	35,651
Payable for other expenses	2,152
Total liabilities	25,936,991
Net assets applicable to outstanding capital stock	$81,847,826
Composition of net assets:
Capital stock and additional paid-in capital	$92,529,488
Undistributed net investment income	185,048
Accumulated net realized loss on investments in securities (note 5)	(9,290,137)
Net unrealized depreciation of investments in securities	(1,702,237)
Net unrealized appreciation of futures contracts	10,723
Net unrealized appreciation of swap agreements	114,941
Total–representing net assets applicable to capital stock	$81,847,826
Net asset value and market price of capital stock:
Net assets outstanding	$81,847,826
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$8.66
Market price per share	$8.00

See accompanying Notes to Financial Statements.

American Income Fund 2007 Annual Report

Financial STATEMENTS continued

Statement of Operations For the Year Ended August 31, 2007

Investment Income:
Interest from unaffiliated securities	$6,534,017
Dividends from unaffiliated securities	27,058
Dividends from affiliated money market fund	71,339
Dividends from unaffiliated money market fund	1,332
Total investment income	6,633,746
Expenses (note 3):
Investment advisory fees	541,090
Interest expense	1,075,379
Administrative fees	83,245
Custodian fees	8,623
Professional fees	52,072
Postage and printing fees	24,989
Transfer agent fees	19,586
Listing fees	23,750
Directors' fees	25,661
Other expenses	37,970
Total expenses	1,892,365
Less: Fee reimbursements (note 3)	(2,035)
Less: Indirect payments from the custodian	(865)
Total net expenses	1,889,465
Net investment income	4,744,281
Net realized and unrealized gains (losses) on investments in securities, futures contracts, and swap agreements (notes 2 and 4):
Net realized gain (loss) on:
Investments in securities	506,870
Futures contracts	(321,329)
Swap agreements	46,349
Net change in unrealized appreciation or depreciation of:
Investments in securities	(1,351,742)
Futures contracts	73,750
Swap agreements	114,941
Net loss on investments	(931,161)
Net increase in net assets resulting from operations	$3,813,120

See accompanying Notes to Financial Statements.

American Income Fund 2007 Annual Report

Statement of Changes in Net Assets

	Year Ended 8/31/07	Year Ended 8/31/06
Operations:
Net investment income	$4,744,281	$4,925,013
Net realized gain (loss) on:
Investments in securities	506,870	(468,871)
Futures contracts	(321,329)	189,765
Swap agreements	46,349	5,172
Net change in unrealized appreciation or depreciation of:
Investments in securities	(1,351,742)	(1,717,940)
Futures contracts	73,750	(16,191)
Swap agreements	114,941	(242)
Net increase in net assets resulting from operations	3,813,120	2,916,706
Distributions to shareholders (note 2):
From net investment income	(4,868,926)	(4,892,562)
Total decrease in net assets	(1,055,806)	(1,975,856)
Net assets at beginning of period .	82,903,632	84,879,488
Net assets at end of period	$81,847,826	$82,903,632
Undistributed net investment income	$185,048	$228,176

See accompanying Notes to Financial Statements.

American Income Fund 2007 Annual Report

Financial STATEMENTS concluded

Statement of Cash Flows For the Year Ended August 31, 2007

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,813,120
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(110,580,282)
Proceeds from sales of investments	121,021,260
Net purchases/sales of short-term securities	212,533
Net amortization of bond discount and premium	(25,199)
Net change in unrealized appreciation or depreciation of investments in securities	1,351,742
Net change in unrealized appreciation or depreciation of futures contracts	(73,750)
Net change in unrealized appreciation or depreciation of swap agreements	(114,941)
Net realized gain/loss on investments in securities	(506,870)
Net realized gain/loss on futures contracts	321,329
Net realized gain/loss on swap agreements	(46,349)
Decrease in receivable for accrued interest	45,763
Increase in prepaid expenses	(3,658)
Increase in receivable for futures variation margin	(309,626)
Increase in receivable for swap agreements	56,287
Increase in accrued fees and expenses	(57,444)
Net cash provided by operating activities	15,103,915
Cash flows from financing activities:
Net payments for reverse repurchase agreements	(11,016,873)
Distributions paid to shareholders	(4,868,926)
Net cash used in financing activities	(15,885,799)
Net decrease in cash	(781,884)
Cash at beginning of period	781,884
Cash at end of period	$—
Supplemental disclosure of cash flow information: Cash paid for interest	$1,126,331

See accompanying Notes to Financial Statements.

American Income Fund 2007 Annual Report

Notes to Financial STATEMENTS

(1) Organization
   American Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund's total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) Summary of Significant Accounting Policies
   Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

As of August 31, 2007, the fund held fair valued securities with a total value of $11,603, or 0.01% of net assets.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund and are subject to the fund's overall restriction on borrowing, under which it must maintain asset coverage of at

American Income Fund 2007 Annual Report

Notes to Financial STATEMENTS continued

least 300%. For the year ended August 31, 2007, the weighted average borrowing's outstanding were $19,524,065. The weighted average interest rate paid by the fund on such borrowings was 5.53%.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2007, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possiblity that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2007, the fund had outstanding futures contracts as disclosed in the Schedule of Investments.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

American Income Fund 2007 Annual Report

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of August 31, 2007, the fund had no written or purchased options outstanding.

Swap Agreements

The fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate and credit default swap agreements to manage exposure to interest rate and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal). As of August 31, 2007, the fund had no outstanding interest rate swap agreements.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified reference entity on its obligation (typically corporate issues or sovereign issues of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of particular issuers (i.e., to reduce risk where the fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. As of August 31, 2007, the fund had outstanding credit default swap agreements as disclosed in the Schedule of Investments.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund

American Income Fund 2007 Annual Report

Notes to Financial STATEMENTS continued

makes such purchases while remaining substantially fully invested. As of August 31, 2007, the fund had when-issued or forward-commitment securities outstanding with a total cost of $4,051,250.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2007, the fund had no dollar roll transactions.

Illiquid Securities and Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund's board of directors as reflecting fair value.

Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. However, certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund's board of directors.

As of August 31, 2007, the fund held one illiquid security, the value of which was $11,603, which represents 0.01% of net assets. As of August 31, 2007, there were no restricted securities. Information concerning the illiquid security is as follows:

Security	Par	Date Acquired	Cost Basis
California Federal Bank Los Angeles, Series 1991-C12, Class A, 6.90%, 7/15/21	$12,185	7/93	$2,392

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes. These differences are primarily due to deferred wash sales and post-October losses, paydown gains and losses, and the tax recognition of mark-to-market gains and losses on open futures contracts. The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that income or realized gains or losses were recorded by the fund.

American Income Fund 2007 Annual Report

The tax character of distributions paid during the fiscal year ended August 31, 2007, and the fiscal year ended August 31, 2006 were as follows:

	8/31/07	8/31/06
Distributions paid from:
Ordinary income	$4,868,926	$4,892,562

At August 31, 2007, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$299,988
Accumulated capital and post-October losses	(9,167,491)
Unrealized depreciation	(1,814,159)
Accumulated deficit	$(10,681,662)

Due to permanent book-to-tax differences, primarily related to prior year capital loss carryover, which expired unused in the current year, the following reclassifications have been made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Additional Paid-in Capital
$81,517	$2,491,766	$(2,573,283)

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each Director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

(3) Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, Inc. ("FAF Advisors"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an

American Income Fund 2007 Annual Report

Notes to Financial STATEMENTS continued

annualized rate of 0.65% of the fund's average weekly net assets. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this administration agreement, FAF Advisors receives a monthly administrative fee equal to an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from the custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2007, custodian fees were increased by $4,423 as a result of overdrafts and reduced by $865 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees, the fund is responsible for paying most other operating expenses, including: legal, auditing, and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2007, legal fees and expenses of $4,031 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2007, aggregated $114,947,597 and $125,744,243, respectively.

American Income Fund 2007 Annual Report

(5) Capital Loss Carryover
   For federal income tax purposes, the fund had capital loss carryovers at August 31, 2007, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$4,931,683	2008
662,186	2009
3,362,188	2010
176,811	2015
$9,132,868

For the year ended August 31, 2007, $2,573,283 of capital loss carryover expired unused.

The fund incurred a loss for tax purposes for the period from November 1, 2006 to August 31, 2007. As permitted by tax regulations, the fund intends to elect to defer and treat this loss of $34,623 as arising in the fiscal year ended August 31, 2008.

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncements
   On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the fund will incorporate FIN 48 in its February 29, 2008 semiannual report. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2007, the fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

American Income Fund 2007 Annual Report

Notes to Financial STATEMENTS concluded

(8) Financial Highlights
   Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

	Year Ended August 31,		Ten-Month Fiscal Period Ended		Year Ended October 31,
	2007	2006	August 31, 2005		2004		2003	2002
Per-Share Data
Net asset value, beginning of period	$8.77	$8.98	$9.17		$9.06		$8.70	$9.19
Operations:
Net investment income	0.50	0.52	0.48		0.64		0.67	0.70
Net realized and unrealized gains (losses) on investments	(0.10)	(0.21)	(0.18)		0.11		0.37	(0.50)
Total from operations	0.40	0.31	0.30		0.75		1.04	0.20
Distributions to shareholders:
From net investment income	(0.51)	(0.52)	(0.47)		(0.64)		(0.68)	(0.69)
Tax return of capital	—	—	(0.02)		—	(d)	— (d)	—
Total distributions to shareholders	(0.51)	(0.52)	(0.49)		(0.64)		(0.68)	(0.69)
Net asset value, end of period	$8.66	$8.77	$8.98		$9.17		$9.06	$8.70
Market value, end of period	$8.00	$8.01	$8.13		$8.55		$8.55	$8.37
Selected Information
Total return, net asset value (a)	4.68%	3.62%	3.86	% (e)	9.02%		12.53%	2.48%
Total return, market value (b)	6.32%	5.23%	0.85	% (e)	7.71%		10.38%	6.22%
Net assets at end of period (in millions)	$82	$83	$85		$87		$86	$82
Ratio of expenses to average weekly net assets excluding interest expense	0.98%	0.97%	0.96	% (f)	0.93%		0.95%	0.96%
Ratio of expenses to average weekly net assets	2.27%	2.26%	1.62	% (f)	1.23%		1.48%	2.00%
Ratio of net investment income to average weekly net assets	5.70%	5.96%	6.35	% (f)	7.00%		7.49%	7.88%
Portfolio turnover rate	107%	80%	168%		193	% (g)	135%	54%
Amount of borrowings outstanding at end of period (in millions)	$16	$27	$23		$22		$10	$33
Per-share amount of borrowings outstanding at end of period	$1.73	$2.90	$2.45		$2.28		$1.04	$3.48
Per-share amount of net assets, excluding borrowings, at end of period	$10.39	$11.67	$11.43		$11.45		$10.10	$12.18
Asset coverage ratio (c)	600%	403%	467%		502%		970%	350%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Less than $0.01 per share.

(e)  Total return has not been annualized.

(f)  Annualized.

(g)  The large turnover is due to increased activity in mortgage dollar roll transactions.

American Income Fund 2007 Annual Report

Schedule of INVESTMENTS

American Income Fund  August 31, 2007

Description of Security	Principal Amount/ Shares	Market Value (a)
High Yield Corporate Bonds — 24.8%
Basic Industry — 4.6%
Coeur D'Alene Mines, 1.25%, 1/15/24	$100,000	$88,250
Evraz Group, 8.25%, 11/10/15 (b)	250,000	247,500
FMG Finance Property, 10.00%, 9/1/13 (b)	250,000	267,500
Georgia Pacific, 7.13%, 1/15/17 (b)	250,000	235,000
Griffin Coal Mining, 9.50%, 12/1/16 (b)	200,000	199,500
Hexion, 9.75%, 11/15/14	250,000	270,000
Ineos Group Holdings, 8.50%, 2/15/16 (b)	150,000	138,000
Lyondell Chemical Company, 8.00%, 9/15/14	250,000	271,875
Massey Energy, 6.88%, 12/15/13	250,000	225,625
Momentive Performance Materials, 9.75%, 12/1/14 (b)	250,000	238,125
Newark Group, 9.75%, 3/15/14	200,000	188,000
Noble Group, 6.63%, 3/17/15 (b)	250,000	233,725
Noranda Aluminum Acquisition, 9.36%, 5/15/15 (b)	250,000	235,000
Nova Chemicals, 6.50%, 1/15/12	250,000	232,500
Polyone, 8.88%, 5/1/12	200,000	203,500
Sino Forest, 9.13%, 8/17/11 (b)	250,000	257,500
Stone Container, 8.38%, 7/1/12	200,000	196,000
		3,727,600
Capital Goods — 0.9%
Allied Waste North America, 6.13%, 2/15/14	300,000	282,750
L3 Communications, 7.63%, 6/15/12	300,000	305,250
Solo Cup, 8.50%, 2/15/14	150,000	129,937
		717,937
Communications — 4.5%
CCH I, 11.75%, 5/14/15	300,000	267,000
CCO Holdings LLC, 8.75%, 11/15/13	500,000	490,000
CSC Holdings, Series B, 7.63%, 4/1/11	250,000	246,250
Dex Media, 8.00%, 11/15/13	200,000	198,500
DirectTV Holdings LLC, 8.38%, 3/15/13	250,000	258,125
Echostar, 7.00%, 10/1/13	200,000	197,500
6.63%, 10/1/14	300,000	290,250
Idearc, 8.00%, 11/15/16	250,000	246,875
Intelsat, 8.63%, 1/15/15	250,000	251,563
Level 3 Financing, 12.25%, 3/15/13	250,000	272,500
MetroPCS Wireless, 9.25%, 11/1/14 (b)	250,000	246,250
Panamsat, 9.00%, 6/15/16	250,000	255,000
Time Warner Telecommunications Holdings, 9.25%, 2/15/14	175,000	181,125
Vimpelcom, 8.25%, 5/23/16 (b)	250,000	251,250
		3,652,188
Consumer Cyclical — 4.0%
American Axle & Manufacturing, 7.88%, 3/1/17	250,000	233,750
Buffalo Thunder Development Authority, 9.38%, 12/14/15 (b)	250,000	235,000
Ford Motor, 7.45%, 7/16/31	250,000	187,500
Ford Motor Credit, 7.00%, 10/1/13	500,000	445,283
Galaxy Entertainment, 9.88%, 12/15/12 (b)	250,000	253,750
General Motors, 8.25%, 7/15/23	250,000	199,375
General Motors Acceptance Corporation, 5.63%, 5/15/09	300,000	279,051
Hanesbrands, 8.73%, 12/15/14 (c)	250,000	249,687
KB Home, 7.75%, 2/1/10	150,000	141,750
Libbey Glass, 12.35%, 6/1/11 (c)	200,000	214,500
Michaels Stores, 10.00%, 11/1/14 (b)	150,000	150,375

See accompanying Notes to Schedule of Investments.

American Income Fund 2007 Annual Report

Schedule of INVESTMENTS continued

American Income Fund (continued)

Description of Security	Principal Amount/ Shares	Market Value (a)
Mohegan Tribal Gaming, 6.38%, 7/15/09	$250,000	$245,625
Six Flags, 9.75%, 4/15/13	250,000	210,000
Wynn Las Vegas, 6.63%, 12/1/14	250,000	241,875
		3,287,521
Consumer Non Cyclical — 3.3%
Cardinal Health 409, 9.50%, 4/15/15 (b)	250,000	226,250
Community Health Systems, 8.88%, 7/15/2015 (b)	250,000	249,688
Delhaize America, 9.00%, 4/15/31	231,000	270,270
HCA, 6.50%, 2/15/16	350,000	285,250
Health Management Association, 6.13%, 4/15/16	250,000	218,483
JBS SA, 10.50%, 8/4/16 (b)	250,000	251,250
Omnicare, 6.75%, 12/15/13	200,000	186,000
Smithfield Foods, 7.75%, 5/15/13	250,000	251,250
Stater Brothers Holdings, 7.75%, 4/15/15 (b)	250,000	242,500
Supervalu, 7.50%, 5/15/12	250,000	258,216
Vitro SAB, 9.13%, 2/1/17 (b)	250,000	240,625
		2,679,782
Electric — 2.1%
Allegheny Energy Supply, 7.80%, 3/15/11	200,000	206,500
Ava Capital Trust III, 6.50%, 4/1/34 (c)	300,000	301,140
Dynegy Holdings, 7.75%, 6/1/19 (b)	500,000	462,500
ISA Capital do Brasil, 8.80%, 1/30/17 (b)	250,000	256,875
Reliant Energy, 7.63%, 6/15/14	250,000	245,000
Teco Energy, 7.20%, 5/1/11	250,000	257,933
		1,729,948
Energy — 0.6%
Chesapeake Energy, 7.00%, 8/15/14	250,000	248,750
Tesoro, 6.63%, 11/1/15	250,000	246,562
		495,312
Industrials Other — 0.7%
Briggs & Stratton, 8.88%, 3/15/11	282,000	298,920
Chart Industries, 9.13%,10/15/15	300,000	307,500
		606,420
Natural Gas — 1.5%
SemGroup, 8.75%, 11/15/15 (b)	250,000	240,625
Southern Union, 7.20%, 11/1/66 (c)	200,000	201,330
Targa Resources, 8.50%, 11/1/13 (b)	250,000	240,000
Williams, 7.13%, 9/1/11	500,000	516,250
		1,198,205
Real Estate — 0.5%
Greentown China Holdings, 9.00%, 11/8/13 (b)	200,000	192,000
Shimao Property Holdings Limited, 8.00%, 12/1/16 (b)	250,000	238,750
		430,750
Sovereigns — 1.0%
Republic of Panama, 7.25%, 3/15/15	500,000	535,000
Republic of Uruguay, 8.00%, 11/18/22	250,000	268,750
		803,750
Technology — 0.8%
Lucent Technologies, 6.45%, 3/15/29	250,000	210,000
NXP BV/NXP Funding, 9.50%, 10/15/15	250,000	216,250
Seagate Technology HDD Holdings, 6.80%, 10/1/16	250,000	240,625
		666,875

See accompanying Notes to Schedule of Investments.

American Income Fund 2007 Annual Report

American Income Fund (continued)

Description of Security	Principal Amount/ Shares	Market Value (a)
Transportation — 0.3%
Hertz, 8.88%, 1/1/14	$250,000	$258,750
Total High Yield Corporate Bonds (cost: $21,944,380)		20,255,038
U.S. Government Agency Mortgage-Backed Securities — 42.5%
Adjustable Rate (c) — 0.8%
Federal Home Loan Mortgage Corporation, 6.96%, 9/1/18, #605911	185	186
Federal National Mortgage Association, 6.80%, 7/1/27, #70179	1,860	1,859
7.12%, 10/1/32, #725110 (e)	365,083	369,175
Government National Mortgage Association, 6.13%, 12/20/22, #008096	297,945	299,993
		671,213
Fixed Rate — 41.7%
Federal Home Loan Mortgage Corporation, 6.50%, 8/1/30, #C43641	102,379	104,850
Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, #C00676	292,430	299,489
5.50%, 10/1/33, #A15120 (e)	1,134,025	1,110,840
Federal National Mortgage Association, 4.00%, 11/1/10, #254956	1,642,662	1,596,575
6.00%, 12/1/13, #190179	314,966	315,923
7.50%, 5/1/15, #537440	30,350	31,322
7.00%, 6/1/17, #254384	228,641	236,249
7.00%, 7/1/17, #254414	292,632	302,370
6.00%, 9/1/17, #653368	230,415	233,303
5.00%, 11/1/18, #750989	517,910	507,363
5.00%, 2/1/19, #767182 (e)	829,773	812,877
5.00%, 2/1/21, #745279	820,271	801,295
5.50%, 4/1/21, #840466 (e)	1,298,978	1,291,444
6.00%, 10/1/22 (d)	4,000,000	4,042,500
6.00%, 5/1/29, #323702	506,508	509,733
6.50%, 5/1/31, #540814	102,438	104,756
7.00%, 9/1/31, #596680 (e)	402,387	412,657
7.00%, 3/1/32, #635970	188,796	195,696
6.50%, 6/1/32, #596712 (e)	554,300	562,436
5.50%, 6/1/33, #709700	752,832	737,380
5.50%, 11/1/33, #555967 (e)	1,800,297	1,763,345
6.00%, 11/1/33, #743642	507,465	508,826
5.50%, 12/1/33, #756202	1,094,870	1,072,397
6.00%, 1/1/34, #763687	887,164	888,364
5.50%, 2/1/34, #766070	900,386	881,026
6.00%, 3/1/34, #745324	1,052,441	1,057,557
6.00%, 1/1/35, #810225 (e)	749,819	750,833
6.50%, 2/1/35, #735273 (e)	997,813	1,019,360
5.50%, 3/1/35, #815979 (e)	1,561,722	1,526,721
5.00%, 7/1/35, #828346	2,037,288	1,939,584
5.50%, 3/1/36, #878059	1,414,706	1,382,143
6.00%, 6/1/36, #882685	3,603,216	3,600,157
5.00%, 6/1/37, #944244 (e)	1,498,461	1,424,162
Government National Mortgage Association, 6.50%, 4/15/33, #602233	344,231	351,517

See accompanying Notes to Schedule of Investments.

American Income Fund 2007 Annual Report

Schedule of INVESTMENTS continued

American Income Fund (continued)

Description of Security	Principal Amount/ Shares	Market Value (a)
5.50%, 8/15/33, #604567	$1,163,956	$1,145,697
6.00%, 7/15/34, #631574	581,436	584,987
		34,105,734
Total U.S. Government Agency Mortgage-Backed Securities (cost: $35,152,565)		34,776,947
Collateralized Mortgage Obligation — Private Mortgage-Backed Securities — 31.7%
Adjustable Rate (c) — 8.7%
California Federal Bank Los Angeles, Series 1991-C12, Class A, 6.78%, 7/15/21 (f)	12,185	11,603
Goldman Sachs Mortgage Securities, Series 2005-AR1, Class B1, 4.88%, 1/25/35	1,469,844	1,440,727
Series 2003-1, Class B2, 6.97%, 3/25/43	1,851,539	1,889,069
Series 2003-10, Class 1A1, 4.72%, 10/25/33 (e)	1,308,928	1,273,950
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 6.11%, 7/25/36	1,500,000	1,516,171
Sequoia Mortgage Trust, Series 2004-5, Class X1, 0.80%, 6/20/34 (g)	18,436,474	23,322
Washington Mutual MCS Mortgage, Series 2003-RA3, Class B1, 5.24%, 6/25/33	735,219	746,468
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-D, Class A1, 4.79%, 2/25/33	194,289	196,362
		7,097,672
Fixed Rate — 23.0%
Citicorp Mortgage Securities, Series 2004-5, Class B3, 5.28%, 8/25/34	1,175,419	959,884
Credit Suisse First Boston Mortgage Securities Corporation, Series 2003-8, Class DB1, 6.25%, 4/25/33	1,461,523	1,459,370
Series 2005-11, Class 6A7, 6.00%, 12/25/35	1,000,000	980,533
Series 2005-12, Class DB4, 5.84%, 1/25/36	824,472	627,269
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 2A1, 5.00%, 1/25/2035	546,311	540,505
Series 2005-7CB, Class 2A4, 5.50%, 4/25/2035	750,000	744,837
GMAC Mortgage Corporation Loan Trust, Series 2003-J9, Class A15, 5.00%, 1/25/34	1,325,000	1,284,936
Series 2004-J5, Class A7, 6.50%, 1/25/35	868,996	875,786
Goldman Sachs Mortgage Securities, Series 2001-2, Class A, 7.50%, 6/19/32 (b)	303,696	316,293
Series 2005-4F, Class B1, 5.73%, 5/25/35	1,256,268	1,166,200
Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.15%, 10/25/34	1,192,083	1,195,437
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 (b)	1,083,610	1,092,867
Prime Mortgage Trust, Series 2004-2, Class B2, 5.04%, 11/25/19	370,828	346,140
Series 2004-2, Class B3, 5.04%, 11/25/19	277,906	247,356
Residential Accredit Loans, Series 2003-QS12, Class M1, 5.00%, 6/25/18	906,855	871,845
Residential Asset Mortgage Products, Series 2003-SL1, Class M2, 7.32%, 4/25/31	1,011,114	969,849
Series 2004-SL4, Class A3, 6.50%, 7/25/32	942,425	962,411
Washington Mutual MSC Mortgage, Series 2003-MS9, Class CB2, 7.46%, 4/25/33	384,656	362,105
Washington Mutual Mortgage, Series 2004-RA3, Class 2A, 1.00%, 8/25/38	459,659	462,963
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-7, Class A3, 4.50%, 8/25/18	652,342	641,080
Series 2004-7, Class 2A2, 5.00%, 7/25/19	699,427	680,412
Series 2004-7, Class B2, 4.72%, 7/25/19	623,308	576,005
Series 2004-7, Class B3, 4.72%, 7/25/19	467,692	412,731
Series 2007-9, Class 1A4, 5.50%, 7/25/37	1,240,000	1,055,095
		18,831,909
Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (cost: $25,474,959)		25,929,581

See accompanying Notes to Schedule of Investments.

American Income Fund 2007 Annual Report

American Income Fund (continued)

Description of Security	Principal Amount/ Shares	Market Value (a)
Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities — 12.5%
Fixed Rate — 8.1%
Federal Home Loan Mortgage Corporation, Series 2690, Class OE, 5.00%, 11/15/28	$1,274,000	$1,257,766
Series 2972, Class KA, 4.50%, 6/15/18	778,615	762,128
Series 3294, Class DB, 4.50%, 3/15/22	1,000,000	910,392
Federal National Mortgage Association, Series 2004-27, Class HB, 4.00%, 5/25/19 (e)	1,923,137	1,703,995
Series 2004-29, Class WG, 4.50%, 5/25/19	942,115	893,755
Series 2004-90, Class GA, 4.35%, 3/25/34	717,556	688,514
Series 2002-WI, Class 2A, 7.50%, 2/25/42	392,784	408,686
		6,625,236
Z-Bonds (h) — 4.4%
Federal Home Loan Mortgage Corporation, Series 2676, Class GZ, 4.50%, 9/15/33 (e)	1,801,081	1,451,276
Government National Mortgage Association, Series 2001-8, Class Z, 6.50%, 3/20/31 (e)	2,121,507	2,166,655
		3,617,931
Total Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities (cost: $10,085,401)		10,243,167
Asset-Backed Securities — 7.4%
Credit Cards — 1.2%
Washington Mutual Master Note Trust, Series 2007-C1, Class C1, 6.01%, 5/15/14 (b) (c)	1,000,000	967,188
Home Equity — 3.7%
Residential Funding Mortgage Securities I, Series 2004-HI2, Class A4, 5.24%, 9/25/18	936,557	927,549
Series 2003-HI4, Class M1, 5.53%, 2/25/29 (i)	2,327,000	2,150,602
		3,078,151
Manufactured Housing — 1.3%
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19	289,586	289,812
Origen Manufactured Housing, Series 2005-B, Class M1, 5.99%, 1/15/37	750,000	743,580
		1,033,392
Other — 1.2%
Crown Castle Towers LLC, Series 2005-1A, Class D, 5.61%, 6/15/35 (b)	1,000,000	978,440
Total Asset-Backed Securities (cost: $6,272,820)		6,057,171
Investment Grade Corporate Bonds — 3.4%
Basic Industry — 0.8%
Southern Copper, 7.50%, 7/27/35	400,000	420,831
Vale Overseas, 6.25%, 1/11/16	250,000	251,350
		672,181
Communications — 0.5%
Qwest, 8.88%, 3/15/12	400,000	433,000
Consumer Non Cyclical — 0.6%
Fisher Scientific International, 6.75%, 8/15/14	500,000	500,137
Energy — 0.2%
TNK-BP Finance, 6.63%, 3/20/17 (b)	200,000	185,000
Finance — 0.3%
Capital One Financial, 6.75%, 9/15/17	200,000	198,938

See accompanying Notes to Schedule of Investments.

American Income Fund 2007 Annual Report

Schedule of INVESTMENTS continued

American Income Fund (continued)

Description of Security	Principal Amount/ Shares	Market Value (a)
Sovereigns — 0.4%
United Mexican States, 5.63%, 1/15/17	$300,000	$299,850
Transportation — 0.6%
American Airlines, Series 99-1, 7.02%, 10/15/09	500,000	507,700
Total Investment Grade Corporate Bonds (cost: $2,756,082)		2,796,806
Municipal Bond — 0.9%
Sullivan County, Tennessee, Health, Educational, and Housing Facilities Board, Hospital Revenue, Wellmont Health System, 6.95%, 9/1/16 (cost: $750,000)	750,000	760,020
Preferred Stocks — 0.8%
Financials — 0.1%
Indymac Bank FSB	5,000	90,000
Real Estate Investment Trusts — 0.5%
Ashford Hospitality Trust	5,000	121,200
National Retail Properties, Series C	4,000	94,000
Northstar Realty Finance, Series A	4,000	84,000
Series B	4,000	82,800
		382,000
Wireless Communication — 0.2%
United States Cellular	6,000	144,840
Total Preferred Stocks (cost: $701,600)		616,840
Short-Term Investments — 0.6%
Money Market Fund (j) — 0.5%
First American Prime Obligations Fund, Class Z	485,946	485,946
U.S. Treasury Obligation (k) — 0.1%
U.S. Treasury Bill, 4.83%, 10/4/07	20,000	19,918
U.S. Treasury Bill, 4.88%, 11/4/07	60,000	59,623
		79,541
Total Short-Term Investments (cost: $565,487)		565,487
Total Investments in Securities (l) — 124.6% (cost: $103,703,294)		$102,001,057
Other Assets and Liabilities — (24.6)%		(20,153,231)
Total Net Assets — 100.0%		$81,847,826

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the fund's board of directors. As of August 31, 2007, the value of these investments was $9,569,326 or 11.7% of net assets. See note 2 in Notes to Financial Statements.

American Income Fund 2007 Annual Report

American Income Fund (continued)

(c)  Variable Rate Security – The rate shown is the rate in effect as of August 31, 2007.

(d)  This security has been purchased on a when-issued basis. On August 31, 2007, the total cost of securities purchased on a when-issued basis was $4,051,250. See note 2 in Notes to Financial Statements.

(e)  On August 31, 2007, securities valued at $17,639,726 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$12,199,154	8/16/07	5.50%	9/17/07	$29,820	(1)
4,179,799	8/23/07	5.58%	9/24/07	5,831	(1)
$16,378,953				$35,651

*  Interest rate as of August 31, 2007. Rates are based on the London InterBank Offered Rate (LIBOR) and reset monthly.

Name of broker and description of collateral:

  (1)  Morgan Stanley:
Federal Home Loan Mortgage Corporation Gold, 5.50%, 10/1/33, $1,134,025 par
Federal Home Loan Mortgage Corporation, 4.50%, 9/15/33, $1,801,081 par
Federal National Mortgage Association, 5.00%, 2/1/19, $829,773 par
Federal National Mortgage Association, 4.00%, 5/25/19, $1,923,137 par
Federal National Mortgage Association, 5.50%, 4/1/21, $1,298,978 par
Federal National Mortgage Association, 7.00%, 9/1/31, $402,387 par
Federal National Mortgage Association, 6.50%, 6/1/32, $554,300 par
Federal National Mortgage Association, 7.12%, 10/1/32, $365,083 par
Federal National Mortgage Association, 5.50%, 11/1/33, $1,800,297 par
Federal National Mortgage Association, 6.00%, 1/1/35, $749,819 par
Federal National Mortgage Association, 6.50%, 2/1/35, $997,813 par
Federal National Mortgage Association, 5.50%, 3/1/35, $1,561,722 par
Federal National Mortgage Association, 5.00%, 6/1/37, $1,498,461 par
Goldman Sachs Mortgage Securities, 4.72%, 10/25/33, $1,308,928 par
Government National Mortgage Association, 6.50%, 3/20/31, $2,121,507 par

(f)  Security is fair valued and illiquid. As of August 31, 2007, the value of this investment was $11,603 or 0.01% of net assets. See note 2 in Notes to Financial Statements.

(g)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. The interest rate disclosed represents the coupon rate in effect as of August 31, 2007.

(h)  Z-Bond – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents the current yield based upon the current cost basis and estimated future cash flows.

(i)  Delayed interest (Step Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s).

(j)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

(k)  Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is effective yield as of August 31, 2007. See note 2 in Notes to Financial Statements.

(l)  On August 31, 2007, the cost of investments in securities was $103,844,643. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$793,614
Gross unrealized depreciation	(2,607,773)
Net unrealized depreciation	$(1,814,159)

American Income Fund 2007 Annual Report

Schedule of INVESTMENTS concluded

American Income Fund (concluded)

Schedule of Open Futures Contracts
Description	Number of Contracts Sold	Notional Contract Value	Settlement Month	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5 Year Note Futures	48	$(5,121,750)	December 2007	$11,007
U.S. Treasury 10 Year Note Futures	34	(3,707,594)	December 2007	91
U.S. Treasury Short Bond Futures	1	(111,563)	December 2007	(375)
				$10,723
Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
JP Morgan	CDX-NA-IGHVOL8	Buy	0.750%	6/20/2012	$800,000	$15,649
UBS	Dow Jones CDX-EM7	Buy	1.250%	6/20/2012	3,500,000	92,832
UBS	Republic of Turkey	Buy	1.480%	7/20/2012	300,000	6,460
						$114,941

American Income Fund 2007 Annual Report

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the "fund"), including the schedule of investments, as of August 31, 2007, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc., at August 31, 2007, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 19, 2007

American Income Fund 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the plan) is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare, the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

American Income Fund 2007 Annual Report

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions
(the fund designates the following as ordinary income)

Payable Date	Amount
September 27, 2006	$0.0450
October 25, 2006	0.0450
November 22, 2006	0.0425
December 27, 2006	0.0425
January 10, 2007	0.0425
February 21, 2007	0.0425
March 28, 2007	0.0425
April 25, 2007	0.0425
May 23, 2007	0.0425
June 27, 2007	0.0425
July 25, 2007	0.0425
August 29, 2007	0.0425
Total	$0.5150

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2007 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage or ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fund was 97.34%

The percentage of ordinary income distributions that are designated as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

American Income Fund 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 days of the quarter end.

CERTIFICATIONS

In October 2006, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund's Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 1-3, 2007, the Board considered information relating to the fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement through June 30, 2008.

In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and when it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of all material factors, the Board concluded that the Agreement is fair and in the best interests of the fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to the fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make

American Income Fund 2007 Annual Report

and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors from the fund's Chief Compliance Officer. The Board also considered the information received during its periodic meetings throughout the year with the fund's portfolio management team.

Based on the foregoing, the Board concluded that the fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the fund performed versus its benchmark index. All periods considered by the Board ended January 31, 2007. The Board noted that the fund outperformed its benchmark for the one-, three-, five- and ten-year periods, though it underperformed or performed competitively against its performance universe during the same periods. In light of the fund's competitive performance against its benchmark, the Board concluded it would be in the interest of the fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' estimated costs in serving as the fund's investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with the fund. The Board reviewed fee and expense information for the fund as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors' institutional separate accounts are lower than the fund's management fees, the fund receives additional services from FAF Advisors that separate accounts do not receive. Using information provided by an independent data service, the Board also evaluated the fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy (the "peer group median advisory fee"), and the fund's total expense ratio compared to the median total expense ratio of comparable funds (the "peer group median total expense ratio"). The Board noted that the fund's advisory fee was equal to the peer group median advisory fee and that the fund's total expense ratio was lower than the peer group median total expense ratio. The Board concluded that the fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the fund, the Board noted that FAF Advisors and certain of its affiliates serve the fund in various capacities, including as advisor, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The Board considered that each service provided to the fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the fund and its shareholders.

American Income Fund 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines from July 2001 through July 2004.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003.	Investment consultant and non-profit board member.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2006.	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001.	Owner and CEO, RKR Consultants, Inc. and non-profit board member since 2005.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Attorney at Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

American Income Fund 2007 Annual Report

Independent Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MRF's board since October 2000; Director of MRF since October 2000.	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

American Income Fund 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001.	Chief Executive Officer and Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President–Administration of MRF since October 2000.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004.	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President for Investment Accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MRF since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003; prior thereto, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since February 2005.	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004; prior thereto, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since September 2006.	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004, prior thereto, Assistant Secretary of MRF since October 2000.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004.	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

*Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Agnew, and Ertel, Ms. Stevenson and Ms. Prudhomme are each employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

American Income Fund 2007 Annual Report

Board of DIRECTORS

Virginia Stringer

Chairperson of American Income Fund, Inc.
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of American Income Fund, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer,
and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of American Income Fund, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Income Fund, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Income Fund, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of
William Blair & Company, LLC

Leonard Kedrowski

Director of American Income Fund, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of American Income Fund, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of American Income Fund, Inc.
Owner and President of Strauss Management Company

James Wade

Director of American Income Fund, Inc.
Owner and President of Jim Wade Homes

American Income Fund's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Income Fund

2007 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2007 0195-07 MRF-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $27,367 in the fiscal year ended August 31, 2007 and $26,922 in the fiscal year ended August 31, 2006, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s annual reports on Form N-CSR.

(b)                     Audit-Related Fees - E&Y billed the registrant audit-related fees totaling $2,251 in the fiscal year ended August 31, 2007 and $2,010 in the fiscal year ended August 31, 2006, including fees for services primarily related to the review of the semi-annual financial statements.

(c)                      Tax Fees - E&Y billed the registrant fees of $4,476 in the fiscal year ended August 31, 2007 and $5,332 in the fiscal year ended August 31, 2006 for tax services, including tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2007 and August 31, 2006.

(e)(1)  The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)  All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $44,675 in the fiscal year ended August 31, 2007 and $23,841 in the fiscal year ended August 31, 2006.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors’ duty to vote proxies in the best interests of clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser. Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies. FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC. Such actions could include, but are not limited to:

1.       Obtaining instructions from the affected clients on how to vote the proxy;

2.       Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.       Voting in proportion to the other shareholders;

4.       Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.       Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote. Such override shall be reviewed by Legal for material conflicts. If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC. The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•                  Fees for non-audit services are excessive.

2. Board of Directors

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•                  Composition of the board and key board committees;

•                  Attendance at board and committee meetings;

•                  Corporate governance provisions and takeover activity;

•                  Disclosures under Section 404 of the Sarbanes-Oxley Act;

•                  Long-term company performance relative to a market and peer index;

•                  Extent of the director’s investment in the company;

•                  Existence of related party transactions;

•                  Whether the chairman is also serving as CEO;

•                  Whether a retired CEO sits on the board;

•                  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•                  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between chief executive pay and company performance;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•                  Two-thirds independent board;

•                  All-independent key committees;

•                  Established governance guidelines;

•                  The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•                  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•                  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•                  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•                  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•                  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•                  Market reaction - How has the market responded to the proposed deal?

•                  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•                  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•                  Stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

•                  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites for non-employee directors; and

•                  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•                  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•                  A trigger beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•                  New legislation is adopted allowing development and drilling in the ANWR region;

•                  The company intends to pursue operations in the ANWR; and

•                  The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

•                  The company does not maintain operations in Kyoto signatory markets;

•                  The company already evaluates and substantially discloses such information; or,

•                  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s net asset value;

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  Chris J. Neuharth, CFA, and  John T. Fruit, CFA, are co-managers of the registrant’s portfolio.  Mr. Neuharth is responsible for the management of the mortgage-backed securities portion of the portfolio. Mr. Fruit is responsible for the management of the high-yield portion of the registrant’s portfolio.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, rejoined FAF Advisors, Inc. (the “Advisor”) in 2000. He has 25 years of financial industry experience, including 21 years in portfolio management.

Mr. Fruit, Senior Fixed-Income Portfolio Manager, joined the Advisor in 2001. Prior to that, he worked for Aid Association for Lutherans as a fixed-income analyst/trader. He has 18 years of financial industry experience.

(a)(2)  The following table shows, as of the fiscal-year ended August 31, 2007, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee

John T. Fruit	Registered Investment Company	1	$261.9 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Chris J. Neuharth	Registered Investment Company	8	$3.7 billion	0	0
	Other Pooled Investment Vehicles	1	$1.0 billion	0	0
	Other Accounts	29	$3.8 billion	1	$173 million

The registrant’s portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)  Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components: (i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)  The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant

John T. Fruit	$0

Chris J. Neuharth	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)  Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)  Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2007

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2007